Exhibit 10.51

SUPPLEMENTAL AGREEMENT NO. 23

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8EH Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2013, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate Buyer’s decision [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

PA2910	1	GOT
SA-23

1.                  Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 23 (SA-23) into the Purchase Agreement.

2.                  Tables.

2.1              Remove and replace Table 6 to Purchase Agreement No. 2910, Aircraft  Delivery, Description, Price and Advance Payments, with the new Table 6 (attached hereto) in order to incorporate Customer and Boeing agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.                  Exhibits.

3.1              Remove and replace the Supplemental Exhibit No. BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit No. BFE1 (attached hereto) in order to incorporate the change in delivery position listed in Table 6.

4.                  Definitive Agreement Payment

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.                  Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

________________________________________

PA2910	2	GOT
SA-23

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________
Its	Attorney-In-Fact
GAC INC.
By _________________________		By _________________________
Its		Its
Witness		Witness

PA2910	3	GOT
SA-23

TABLE OF CONTENTS

SUPPLEMENTAL
AGREEMENT
NUMBER

ARTICLES

1.                         Quantity, Model and Description

2.                         Delivery Schedule

3.                         Price

4.                         Payment

5.                         Miscellaneous

TABLE

1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-19
3.	Aircraft Information Table 2-A (Block 2-A aircraft)	SA-19
4.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
5.	Aircraft Information Table 4 (Block 4 aircraft)	SA-19
6.	Aircraft Information Table 5 (Block 5 aircraft)	SA-22
7.	Aircraft Information Table 6 (Block 6 aircraft)	SA-23
8.	Aircraft Information Table 7 (Block 7 aircraft)	SA-14
9.	~~Aircraft Information Table 8 (Block 8 aircraft)~~ Deleted	SA-21
10.	~~Aircraft Information Table 9 (Block 9 aircraft~~) Deleted	SA-21
11.	~~Aircraft Information Table 10 (Block 10 aircraft)~~ Deleted	SA-22
12.	Aircraft Information Table 11 (Block 11 aircraft)	SA-22
13.	Aircraft Information Table 12 (Block 12 aircraft)	SA-18
14.	Aircraft Information Table 13 (Block 13 aircraft)	SA-22
15.	Aircraft Information Table 14 (Block 14 aircraft)	SA-22
EXHIBIT
A. A.	Aircraft Configuration – Block 1 & 2	SA-19
A-1.	Aircraft Configuration – Block 2-A	SA-19
A-2.	Aircraft Configuration – Block 3 & 4	SA-19
A-3.	Aircraft Configuration – Table 7 (737-700)	SA-14
A-4.	Aircraft Configuration – Block 5 & 6	SA-19
A-5.	Aircraft Configuration – Block 8 – 11 & Block 13	SA-19
A-6.	Baseline 737-700 Aircraft Configuration – Table 12	SA-18
A-7.	Baseline 737-800 Aircraft Configuration – Table 14	SA-21

B.     Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5
BFE1.	BFE Variables	SA-23
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

PA2910	i	GOT
SA-23

SUPPLEMENTAL
LETTER AGREEMENTS	AGREEMENT
NUMBER
2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning
6-1162-DME-0706R4	Purchase Rights	SA-19
6-1162-DME-0707R1	Advance Payment Matters	SA-21
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters - Table 1-7 Aircraft	SA-18
6-1162-DME-0825	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]- Escalation	SA-18
6-1162-DME-0841	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Advance Payment Matters	SA-7
6-1162-DME-0867	Short-Term Payment Deferral - Signing of SA-7	SA-7
6-1162- DME-1104	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program	SA-21
6-1162- DME-1106R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-21
6-1162- DME-1107	Promotional Support Agreement - Varig	SA-18
6-1162-DME-1111R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-14
6-1162- DME-1152	Aircraft Performance Guarantees – Model 737-700	SA-15
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162- DME-1153	Aircraft Performance Guarantees – Model 737-800	SA-15
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162- DME-1162	Special Matters – Table 8-11 & Table 13 Aircraft	SA-19
6-1162- DME-1164	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-15

6-1162- DME-1185	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-16
6-1162- DME-1213	Special Matters – Table 12 Aircraft	SA-18
6-1162- DME-1250	Certain Special Matters – Table 13 Aircraft	SA-19
6-1162- DME-1271	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-20
6-1162- DME-1272	Special Matters – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20
6-1162-DME-1274	Option Aircraft	SA-21
6-1167- DME-1339	Special Matters – Table 14 Aircraft	SA-21
GOT-PA-02910-LA-1209208	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-21

PA2910	ii	GOT
SA-23

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	29	September	2008
SA-15	30	April	2009
SA-16	24	September	2009
SA-17	28	October	2009
SA-18	08	July	2010
SA-19	17	September	2010
SA-20	11	February	2011
SA-21	01	October	2012
SA-22	17	April	2013
SA-23			2013

PA2910	iii	GOT
SA-23

Supplemental Agreement No. SA-15

Table 6 To Purchase Agreement No. PA-02910

Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT - PA-02910	Boeing Proprietary	SA-23
54944-1F.TXT		Page 1

BUYER FURNISHED EQUIPMENT VARIABLES between

THE BOEING COMPANY and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

P.A. No. 2910 BFE1-GOT SA-23	Supp Exhibit BFE-1

BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.                  Supplier Selection. Customer will:

1.1              Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                                                 Complete 2005

Galley Inserts                                                  Complete 2005

Seats (passenger)                                            Complete 2005

Cabin Systems Equipment                               Complete 2005

Miscellaneous Emergency Equipment              Complete 2005

Cargo Handling Systems                                ****N/A****

2.                  On-dock Dates

On or before March 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the table below:

P.A. No. 2910 BFE1-GOT SA-23	Supp Exhibit BFE-1

BOEING PROPRIETARY

BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 2910 BFE1-GOT	Supp Exhibit BFE-1	Supp Exhibit BFE-1
SA-23

BOEING PROPRIETARY

EXHIBIT 10.51

BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.                  Additional Delivery Requirements

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

P.A. No. 2910 BFE1-GOT	Supp Exhibit BFE-1	Supp Exhibit BFE-1
SA-23	BOEING PROPRIETARY
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